                                                                    EXHIBIT 10.2
                               VISX, INCORPORATED

                                 2000 STOCK PLAN

                AMENDED AND RESTATED EFFECTIVE AS OF MAY 23, 2003

                  1. PURPOSES OF THE PLAN. The purposes of this 2000 Stock Plan are:

                           - to attract and retain the best available personnel for positions of substantial responsibility,

                           -        to provide additional incentive to
                                    Employees, Directors and Consultants, and

                           -        to promote the success of the Company's
                                    business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. The Plan also provides for the grant of Restricted Stock Awards and Stock Appreciation Rights; provided, however, that (i) in no event shall more than 10% of the Shares issuable under the Plan be granted pursuant to SARS with an exercise price that is less than 100% of Fair Market Value, and (ii) in no event shall more than 10% of the Shares issuable under the Plan be granted as Restricted Stock Awards.

                  2. DEFINITIONS. As used herein, the following definitions shall apply:

                           (a)      "ADMINISTRATOR" means the Board or any of
its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                           (b)      "APPLICABLE LAWS" means the requirements
relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options, Stock Awards or Stock Appreciation Rights are, or will be, granted under the Plan.

                           (c)      "BOARD" means the Board of Directors of the
Company.

                           (d)      "CHANGE OF CONTROL" means the occurrence of
any of the following events:

                                    (i)      any "person," as such term is used
in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                                    (ii)     a merger or consolidation of the
Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                                    (iii)    a change in the composition of the
Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

                           (e)      "CODE" means the Internal Revenue Code of
1986, as amended.

                           (f)      "COMMITTEE" means a committee of Directors
appointed by the Board in accordance with Section 4 of the Plan.

                           (g)      "COMMON STOCK" means the common stock of the
Company.

                           (h)      "COMPANY" means VISX, Incorporated, a
Delaware corporation.

                           (i)      "CONSULTANT" means any person, including an
advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                           (j)      "DIRECTOR" means a member of the Board.

                           (k)      "DISABILITY" means total and permanent
disability as defined in Section 22(e)(3) of the Code.

                           (l)      "EMPLOYEE" means any person, including
Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                           (m)      "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                           (n)      "FAIR MARKET VALUE" means, as of any date,
the value of Common Stock determined as follows:

                                    (i)      If the Common Stock is listed on
any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                                    (ii)     If the Common Stock is quoted on
any established stock exchange or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                                    (iii)    In the absence of an established
market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                           (o)      "INCENTIVE STOCK OPTION" means an Option
intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                           (p)      "NONSTATUTORY STOCK OPTION" means an Option
not intended to qualify as an Incentive Stock Option.

                           (q)      "NOTICE OF GRANT" means a written or
electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                           (r)      "OFFICER" means a person who is an officer
of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                           (s)      "OPTION" means a stock option granted
pursuant to the Plan.

                           (t)      "OPTION AGREEMENT" means an agreement
between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                           (u)      "OPTIONED STOCK" means the Common Stock
subject to an Option, SAR or Restricted Stock Award.

                           (v)      "OPTIONEE" means the holder of an
outstanding Option, SAR or Restricted Stock Award granted under the Plan.

                           (w)      "PARENT" means a "parent corporation,"
whether now or hereafter existing, as defined in Section 424(e) of the Code.

                           (x)      "PLAN" means this 2000 Stock Plan.

                           (y)      "RESTRICTED STOCK" means Shares acquired
pursuant to the grant of a Restricted Stock Award under Section 11 below.

                           (z)      "RESTRICTED STOCK AWARD" means an award of
Restricted Stock issued pursuant to Section 11 below.

                           (aa)     "RESTRICTED STOCK AWARD AGREEMENT" means a
written agreement between the Company and the Employee evidencing the terms and restrictions applying to stock granted under this Plan. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan.

                           (bb)     "STOCK APPRECIATION RIGHT or SAR" means an
award issued pursuant to Section 12 below.

                           (cc)     "RULE 16B-3" means Rule 16b-3 of the
Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                           (dd)     "SECTION 16(b) " means Section 16(b) of the
Exchange Act.

                           (ee)     "SERVICE PROVIDER" means an Employee,
Director or Consultant.

                           (ff)     "SHARE" means a share of the Common Stock,
as adjusted in accordance with Section 14 of the Plan.

                           (gg)     "SUBSIDIARY" means a "subsidiary
corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is five million five hundred thousand (5,500,000) Shares; provided, however, that (i) in no event shall more than 10% of the Shares issuable under the Plan be granted pursuant to SARS with an exercise price that is less than 100% of Fair Market Value, and (ii) in no event shall more than 10% of the Shares issuable under the Plan be granted as Restricted Stock Awards. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option, SAR or Restricted Stock Award expires or becomes unexercisable without having been exercised in full, or, with respect to a Restricted Stock Award, is forfeited back to or repurchased by the Company, the unpurchased Shares (or for Restricted Stock Awards, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR (or in the event of a cash payout, the share equivalent) shall cease to be available under the Plan; all remaining Shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option, SAR or Restricted Stock Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price or forfeited to the Company, such Shares shall become available for future grant under the Plan.

                  4.       ADMINISTRATION OF THE PLAN.

                           (a)      PROCEDURE.

                                    (i)      MULTIPLE ADMINISTRATIVE BODIES.
Different Committees may administer the Plan with respect to different groups of Service Providers.

                                    (ii)     SECTION 162(m). To the extent that
the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                                    (iii)    RULE 16b-3. To the extent desirable
to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                                    (iv)     OTHER ADMINISTRATION. Other than as
provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                           (b)      POWERS OF THE ADMINISTRATOR. Subject to the
provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                                    (i)      to determine the Fair Market Value
in accordance with Section 2(n) of the Plan;

                                    (ii)     to select the Service Providers to
whom Options, SARs and Restricted Stock Awards may from time to time be granted hereunder;

                                    (iii) to determine the number of Shares to
be covered by each Option, SAR or Restricted Stock Award granted hereunder;

                                    (iv)     to approve forms of agreement for
use under the Plan;

                                    (v)      to determine the terms and
conditions of any Option, SAR or Restricted Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, SARs or Restricted Stock Awards may be exercised or granted (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any other restriction or limitation regarding any Option, SAR or Restricted Stock Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine, provided that the Administrator may not accelerate vesting of any Restricted Stock Award except in circumstances it determines to be extraordinary or non-recurring;

                                    (vi)     to construe and interpret the terms
of the Plan and awards granted pursuant to the Plan;

                                    (vii)    to prescribe, amend and rescind
rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                                    (viii)   to allow Optionees to satisfy
withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or SAR or the Shares of Restricted Stock that vest that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, and no more in any event. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                                    (ix)     to modify or amend each Option
(subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, provided that the Board may not amend any Option to reduce the exercise price of the option below 100% of the Fair Market Value per Share on the date of grant;

                                    (x)      to authorize any person to execute
on behalf of the Company any instrument required to effect the grant of an Option, SAR or Restricted Stock Award previously granted by the Administrator;

                                    (xi)     to make all other determinations
deemed necessary or advisable for administering the Plan.

                           (c)      EFFECT OF ADMINISTRATOR'S DECISION. The
Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees.

                  5. ELIGIBILITY. Nonstatutory Stock Options, SARs and Restricted Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                  6.       LIMITATIONS.

                           (a)      Each Option shall be designated in the
Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                           (b)      Neither the Plan nor any Option, SAR or
Restricted Stock Award shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

                           (c)      The following limitations shall apply to
grants of Options and SARs with an exercise price equal to a minimum of 100% of Fair Market Value on the date of grant:

                                    (i)      No Service Provider shall be
granted, in any fiscal year of the Company, Options or SARs to purchase more than 500,000 Shares.

                                    (ii)     In connection with his or her
initial service, a Service Provider may be granted Options or SARs to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                                    (iii)    The foregoing limitations shall be
adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

                                    (iv)     If an Option or SAR is cancelled in
the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or SAR will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                  7. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

                  8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                  9.       OPTION EXERCISE PRICE AND CONSIDERATION.

                           (a)      EXERCISE PRICE. The per share exercise price
for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator provided that such exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant of such Option. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (b)      WAITING PERIOD AND EXERCISE DATES. At the
time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                           (c)      FORM OF CONSIDERATION. The Administrator
shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist (but only to the extent permitted by Applicable Law); entirely of:

                                    (i)      cash;

                                    (ii)     check;

                                    (iii)    promissory note;

                                    (iv)     other Shares which (A) in the case
of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                    (v)      consideration received by the
Company under a cashless exercise program implemented by the Company in connection with the Plan;

                                    (vi)     a reduction in the amount of any
Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                                    (vii)    any combination of the foregoing
methods of payment; or

                                    (viii)   such other consideration and method
of payment for the issuance of Shares to the extent permitted by Applicable
Laws.

                  10.      EXERCISE OF OPTION.

                           (a)      PROCEDURE FOR EXERCISE; RIGHTS AS A
STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed exercised when the Company
receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a trust for the benefit therefore (so long as such trust may hold the option under Applicable Laws). Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (b)      TERMINATION OF RELATIONSHIP AS A SERVICE
PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (c)      DISABILITY OF OPTIONEE. If an Optionee
ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (d)      DEATH OF OPTIONEE. If an Optionee dies while
a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  11.      RESTRICTED STOCK AWARDS.

                           (a)      GRANT OF RESTRICTED STOCK AWARDS. Subject to
the terms and conditions of the Plan, Restricted Stock Awards may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Service

Provider, and (ii) the conditions that must be satisfied, including performance-based milestones, upon which is conditioned the grant or vesting of a Restricted Stock Award.

                           (b)      TERMS. The Administrator, subject to the
provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock Awards granted under the Plan. Restricted Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. Unless otherwise determined by the Administrator and subject to the terms of the Plan (i) any Restricted Stock Award that is subject to performance-based milestones shall not vest sooner than the first anniversary of the date of grant and (ii) any Restricted Stock Award that is not subject to performance-based milestones shall vest over a minimum of three years. The Administrator may require the recipient to sign a Restricted Stock Award Agreement as a condition of the award. The certificates representing the Shares awarded shall bear such legends as shall be determined by the Administrator.

                           (c)      RESTRICTED STOCK AWARD AGREEMENT. Each
Restricted Stock Award grant shall be evidenced by an award agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine .

                  12.      STOCK APPRECIATION RIGHTS.

                           (a)      GRANT OF SARS. Subject to the terms and
conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

                           (b)      EXERCISE PRICE AND OTHER TERMS. The
Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan.

                           (c)      PAYMENT OF SAR AMOUNT. Upon exercise of a
SAR, an Optionee shall be entitled to receive payment from the Company in an amount determined by multiplying:

                                    (i)      The difference between the Fair
Market Value of a Share on the date of exercise over the exercise price; times

                                    (ii)     The number of Shares with respect
to which the SAR is exercised.

                           (d)      PAYMENT UPON EXERCISE OF SAR. At the
discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

                           (e)      CASH SETTLEMENTS AND PLAN SHARE ALLOCATION.
Cash payments of Stock Appreciation Rights as well as Common Stock issued upon exercise of Stock Appreciation Rights shall be applied against the maximum number of Shares that may be issued pursuant to the Plan. The number of Shares to be applied against such maximum number of Shares in such circumstances shall be the number of Shares equal to the amount of the cash payment divided by the Fair Market Value of a Share on the date the Stock Appreciation Right is granted.

                           (f)      SAR AGREEMENT. Each SAR grant shall be
evidenced by an award agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

                           (g)      EXPIRATION OF SARS. A SAR granted under the
Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

                  13. NON-TRANSFERABILITY OF OPTIONS, SARS AND RESTRICTED STOCK AWARDS. Except as determined otherwise by the Administrator in its discretion, Options, SARs and Restricted Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option, SAR or Restricted Stock Award transferable, such Option, SAR or Restricted Stock Award shall contain such additional terms and conditions as the Administrator deems appropriate.

                  14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

                           (a)      CHANGES IN CAPITALIZATION. Subject to any
required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, SAR or Restricted Stock Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Option, SARs or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, SAR or Restricted Stock Award, as well as the price per share of Stock covered by each such outstanding Option, SAR or Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option, SAR or Restricted Stock Award.

                           (b)      DISSOLUTION OR LIQUIDATION. In the event of
the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or SAR would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option, SAR or Restricted Stock Award or forfeiture rights with respect to Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or SAR will terminate immediately prior to the consummation of such proposed action.

                           (c)      MERGER OR ASSET SALE. In the event of a
merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, SAR, and Restricted Stock Award shall be assumed or an equivalent option, right or agreement substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that a Restricted Stock Award Agreement is not assumed or substituted by the successor corporation or a Parent or Subsidiary thereof, the Company's right to return or repurchase of forfeited Shares, including as to performance-based vesting, shall terminate as of the date of the closing of the merger or asset sale and any performance-based grant requirements shall be deemed to have been completely satisfied immediately prior to such date. In the event that the successor corporation or a Parent or Subsidiary thereof refuses to assume or substitute for an Option or SAR, the Optionee shall fully vest in and have the right to exercise the Option or SAR as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and including any performance-based vesting limitations. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or SAR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, SAR or Restricted Stock Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option, SAR or Restricted Stock Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, SAR or Restricted Stock Award, for each Share of Optioned Stock subject to the Option, SAR or Restricted Stock Award, to be solely Stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

                           (d)      CHANGE OF CONTROL. Notwithstanding Section
14(c), in the event of a Change of Control, the Optionee shall fully vest in and have the right to exercise his or her Option or SAR as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and any Shares subject to a Restricted Stock Award shall vest 100%, including as to any performance-based vesting or grant limitations. If an award hereunder becomes fully vested and/or exercisable in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the award is fully vested and/or exercisable.

                  15. LEAVES OF ABSENCE. In the event of a Service Provider's leave of absence that is approved by the Company, vesting of Options, SARs and Restricted Stock Awards shall continue during the first 90 days of such leave, but shall cease thereafter until such time, as any, if such Service Provider resumes his or her active duties with the Company or its Parent or Subsidiaries, unless otherwise determined by the Administrator or as required by Applicable Laws. In the event of a Service Provider's leave of absence that is not approved by the Company, vesting of Options, SARs and Restricted Stock Awards shall cease immediately upon the commencement of such leave until such time, as any, if such Service Provider resumes his or her active duties with the Company or its Parent or Subsidiaries, unless otherwise determined by the Administrator or as required by Applicable Laws.

                  16. TIME OF GRANTING OPTIONS, SARS AND RESTRICTED STOCK AWARDS. The date of grant of an Option, SAR or Restricted Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, SAR or Restricted Stock Award, or such other subsequent date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option, SAR or Restricted Stock Award is so granted within a reasonable time after the date of such grant.

                  17.      AMENDMENT AND TERMINATION OF THE PLAN.

                           (a)      AMENDMENT AND TERMINATION. The Board may at
any time amend, alter, suspend or terminate the Plan, provided that the Board may not, without stockholder approval, (i) amend the Plan to permit the repricing, including by way of exchange, of any Option, SAR or Restricted Stock Award, (ii) materially increase the benefits accruing to any Optionee under the Plan, (iii) materially increase the number of securities which may be issued under the Plan, or (iv) materially modify the requirements for participation in the Plan.

                           (b)      STOCKHOLDER APPROVAL. The Company shall
obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                           (c)      EFFECT OF AMENDMENT OR TERMINATION. No
amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, SARs or Restricted Stock Awards granted under the Plan prior to the date of such termination.

                  18.      CONDITIONS UPON ISSUANCE OF SHARES.

                           (a)      LEGAL COMPLIANCE. Shares shall not be issued
pursuant to the exercise of an Option or SAR or the purchase or receipt of Restricted Stock unless the exercise of such Option or SAR or the purchase or receipt of Restricted Stock and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b)      INVESTMENT REPRESENTATIONS. As a condition
to the exercise of an Option or SAR or the purchase or receipt of Restricted Stock, the Company may require the person exercising such award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                  19. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  20. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.